UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934 (Amendment No.    )

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TAYLOR MORRISON HOME CORPORATION

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! TAYLOR MORRISON HOME CORPORATION (TMHC) 2021 Annual Meeting Vote in advance by May 25, 2021 11:59 PM ET TAYLOR MORRISON HOME CORPORATION (TMHC) 4900 N. SCOTTSDALE ROAD, SUITE 2000 SCOTTSDALE, AZ 85251 D40181-P51420 You invested in TAYLOR MORRISON HOME CORPORATION (TMHC) and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 26, 2021. Get informed before you vote View the Annual Report and Notice and Proxy Statement online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2021 to facilitate timely delivery. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 26, 2021 8:00 AM, Pacific Time Virtually at: www.virtualshareholdermeeting.com/TMHC2021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting and the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to view the proxy materials (or easily request a paper or email copy) and to vote on these important matters. Voting Items 1. Election of Directors Nominees: Board Recommends 01) Jeffry L. Flake 02) Gary H. Hunt 03) Peter Lane 04) William H. Lyon 05) Anne L. Mariucci 06) David C. Merritt 07) Andrea Owen 08) Sheryl D. Palmer 09) Denise F. Warren For 2. Advisory vote to approve the compensation of the Company’s named executive officers. For 3. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. For NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements of the Annual Meeting. Our board has fixed the close of business on March 30, 2021 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. A list of such stockholders will be made available to stockholders during the meeting at www.virtualshareholdermeeting.com/TMHC2021. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D40182-P51420